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                             INVESTORS FUND SERIES
                             Kemper Value Portfolio
                           Kemper Horizon 5 Portfolio
                          Kemper Horizon 10+ Portfolio
                          Kemper Horizon 20+ Portfolio
                       Kemper Small Cap Growth Portfolio
                         Kemper Total Return Portfolio
                         Kemper Value+Growth Portfolio
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1997
                           -------------------------

INVESTMENT MANAGERS

As reflected in the prospectus, Scudder Kemper Investments, Inc. ("Scudder Kemper") serves as investment manager for the fund. The following supplements information in the prospectus:

Thomas F. Sassi is the lead portfolio manager for the Kemper Value Portfolio and has been a portfolio manager of this series since August 1996. Mr. Sassi joined Scudder Kemper in August 1996 and is a Managing Director. Prior to joining Scudder Kemper, he was a consultant with a consulting firm from 1993 to 1996. Mr. Sassi received a B.B.A. in Management and Economics and an M.B.A. in Finance from Hofstra University.

William M. Knapp and Philip G. Fortuna have been co-lead portfolio managers for the Kemper Horizon Portfolios (since April 1997 and March 1998, respectively) and Kemper Value+Growth Portfolio (since January 1997 and March 1998, respectively). Mr. Knapp joined Scudder Kemper in 1992 and is a Senior Vice President. Prior to joining Scudder Kemper, he served as an officer with an unaffiliated investment management firm from September 1988. Mr. Knapp received a B.S. in Economics from Drake University and an M.S. and Ph.D. in Industrial Organization and Finance from the University of Wisconsin -- Madison. Mr. Fortuna joined Scudder Kemper in 1986 and is a Managing Director. Mr. Fortuna received a B.S. in Economics from Carnegie Mellon University and a M.B.A. from the University of Chicago.

David H. Burshtan has been the lead portfolio manager of the Kemper Small Cap Growth Portfolio since March 1998. Mr. Burshtan joined Scudder Kemper in 1995 and is a Vice President. From 1993 to 1995, Mr. Burshtan was employed as a senior international securities analyst, and prior thereto as a senior portfolio manager for an unaffiliated investment management company. Mr. Burshtan received a B.A. in Economics from Brown University and an M.B.A. in Finance from the University of Chicago.

Maureen P. Lentz has been the lead portfolio manager for the Kemper Total Return Portfolio since March 1998. Ms. Lentz joined Scudder Kemper in November 1994 and is a Senior Vice President. Prior to joining Scudder Kemper, she served as a securities analyst with a firm from October 1986. Ms. Lentz received a B.S. in Economics from John Carroll University and an M.B.A. from Case Western Reserve University -- Wetherhead School of Management.

March 23, 1998
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